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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 22, 2002

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.
             (Exact name of registrant as specified in its charter)


                KENTUCKY                                      61-0985936
      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
             (c)      Exhibits

                      99.1 April 22, 2002 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On April 22, 2002, NS Group, Inc. issued a news release regarding ratification of a new labor agreement at Newport Steel Corporation, one of its wholly-owned subsidiaries. The press release is attached hereto as Exhibit 99.1.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NS GROUP, INC.

Date: April 22, 2002                      By:  /s/ Thomas J. Depenbrock
                                               -----------------------------
                                               Thomas J. Depenbrock
                                               Vice President, Treasurer and
                                               Chief Financial Officer




                                  EXHIBIT INDEX



No.                     Exhibit
---                     -------
99.1                    April 22, 2002 Press Release